POWER OF ATTORNEY


         We, the undersigned officers and Trustees of Eaton Vance Insured New York Municipal Bond Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Insured New York Municipal Bond Fund with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

       Signature                       Title                        Date
       ---------                       -----                        ----

/s/ Thomas J. Fetter             President and Principal     September 20, 2002
---------------------------      Executive Officer
Thomas J. Fetter

/s/ James L. O'Connor            Treasurer and Principal     September 20, 2002
---------------------------      Financial and Accounting
James L. O'Connor                Officer

/s/ Jessica M. Bibliowicz        Trustee                     September 20, 2002
---------------------------
Jessica M. Bibliowicz

/s/ Donald R. Dwight             Trustee                     September 20, 2002
---------------------------
Donald R. Dwight

/s/ James B. Hawkes              Trustee                     September 20, 2002
---------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III         Trustee                     September 20, 2002
---------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer             Trustee                     September 20, 2002
---------------------------
Norton H. Reamer

/s/ Lynn A. Stout                Trustee                     September 20, 2002
---------------------------
Lynn A. Stout